Chapter 11	12 Months Ended
Dec. 31, 2021
Reorganizations [Abstract]
Chapter 11	Chapter 11
Summary
On February 22, 2022, Seadrill concluded its comprehensive restructuring process and emerged from Chapter 11 bankruptcy protection. The following major changes to Seadrill’s capital structure were achieved through the restructuring:
1.Additional $350 million of liquidity raised;
2.Obligations under external credit facilities decreased from $5,662 million to $683 million of reinstated debt with maturity in 2027;
3.Future obligations under finance lease arrangements in respect of the West Taurus, West Hercules and West Linus substantially eliminated; and
4.Elimination of guarantees previously provided to holders of the senior notes previously issued by the NSNCo group.
Seadrill emerged from bankruptcy with cash of $486 million, of which $335 million was unrestricted and $151 million was restricted. Seadrill also had $125 million undrawn on its new revolving credit facility which together with the unrestricted cash provided $460 million of liquidity to the Successor company. Following emergence, Seadrill had total debt obligations of $908 million. This comprised $683 million outstanding on reinstated credit facilities; $175 million drawn on its new term loan; and a $50 million convertible bond. This left the Successor company with net debt of $422 million after adding back its post-emergence cash.
In order to substantially eliminate future commitments under capital lease arrangements with SFL Corporation Ltd (“SFL”), Seadrill rejected the West Taurus lease through the bankruptcy court in early 2021 and negotiated amendments to the leases of West Hercules and West Linus in August 2021 and February 2022, respectively. The amended leases for West Hercules and West Linus are short term and we expect to deliver both rigs back to SFL in 2022. In addition to reducing the lease terms, the lease amendments extinguished Seadrill’s obligations to purchase the units at the end of the leases (amongst other changes).
As part of Seadrill’s wider process, NSNCo, the holding company for investments in SeaMex, Seabras Sapura, and Archer, concluded a separate restructuring process on January 20, 2022. The restructuring was achieved using a pre-packaged chapter 11 process and had the following major impacts:
1.Holders of the senior secured notes issued by NSNCo (“notes”, “noteholders”) released Seadrill from all guarantees and securities previously provided by Seadrill in respect of the notes;
2.Noteholders received a 65% equity interest in NSNCo with Seadrill’s equity interest thereby decreasing to 35% and
3.Reinstatement in full of the notes on amended terms.
4.Related to the NSNCo restructuring, the noteholders also financed a restructuring of the bank debt of the SeaMex joint venture. This enabled NSNCo to subsequently acquire a 100% equity interest in the SeaMex joint venture by way of a credit bid, which was executed on November 2, 2021.
In the sections below, we have provided a detailed account of the comprehensive restructuring process.

Background and Objectives

i.Macro-economic background and impact of COVID-19
Since the mid-2010s, the industry had experienced a sustained decline in oil prices which had culminated in an industry-wide supply and demand imbalance. During this period, market day rates for drilling rigs were lower than was anticipated when the debt associated with acquiring our rigs was incurred. This challenging business climate was further destabilized by challenges that arose due to the COVID-19 pandemic. The actions taken by governmental authorities around the world to mitigate the spread of COVID-19, had a significant negative effect on oil consumption. This led to a further decrease in the demand for our services and had an adverse impact on our business and financial condition.
After the global impact of this pandemic, the global offshore rig market has experienced a recovery, at least in utilization, in many regions. The price of Brent crude has risen and stabilized at more than $90 over the past several months before increasing to over $100. Additionally, oil companies and rig owners have mostly managed to navigate through many of the logistical hurdles posed by the COVID-19 pandemic. Drilling programs that had been postponed have now begun or are back on schedule. As a result, the number of contracted rigs has rebounded, and fleet utilization (jack ups, semi-submersibles and drillships) is nearing March 2020 pre-pandemic levels. Dayrates for some rig types in certain regions, such as for US Gulf of Mexico drillships, have risen dramatically. Conversely, dayrates for rigs in other regions have remained stagnant or only risen modestly.
ii. Default on senior debt obligations and other commitments in 2020
Since the end of 2019, we had been working with senior creditors to provide a solution to Seadrill's high cash outflow for debt service and potential future breaches of liquidity covenants by converting certain interest payments under our credit facilities to payment-in-kind ("PIK") interest and by deferring certain scheduled amortization payments. In our 2020 first quarter earnings release, published on June 2, 2020, we announced that we would no longer proceed with efforts to obtain bank consent for a short-term solution and had instead appointed financial advisors to evaluate comprehensive restructuring alternatives to reduce debt service costs and overall indebtedness. We further stated that a comprehensive restructuring may require a substantial conversion of Seadrill's indebtedness to equity.
In September 2020, we did not pay interest on our secured credit facilities, which constituted an event of default. This triggered cross-default covenants for the senior secured notes, guarantee facility agreement and leasing agreements in respect of the West Hercules, West Linus and West Taurus ("SFL rigs"). As a result, we entered into forbearance agreements with certain creditors in respect of our senior secured credit facility agreements, senior secured notes, and guarantee facility agreement. Pursuant to these agreements the creditors agreed not to exercise any voting rights, or otherwise take actions, in respect of the default.
In October 2020 we did not make the required charter payments due on the leasing arrangements for the SFL rigs. This constituted an event of default under the leasing agreements. From November 2020, we restarted making partial payments based on a percentage of the total due in return for SFL granting us permission to use certain restricted cash balances to cover operating costs of the SFL rigs.
In December 2020, after triggering an additional event of default through not paying interest on our secured credit facilities, we entered into a further forbearance agreement with certain creditors. On January 15, 2021, we did not make the semi-annual cash interest payment due on our senior secured notes. The forbearance agreements ended on January 29, 2021.
The events of default in September 2020 and December 2020 due to non-payment of interest on our senior credit facilities and further violation of the cross-default covenant for the Senior Secured Notes, meant that the debt was callable on demand and therefore classified as current in our December 31, 2020 balance sheet. The scheduled interest and fees were converted to loan principal tranches and incurred payment-in-kind interest at their original rates plus an additional 2%.
iii. Three objectives of the comprehensive restructuring
Seadrill's largest debt obligation at the petition date was the $5.7 billion owed to lenders under its senior credit facilities. The primary objective of the restructuring was to enter an agreement with stakeholders to provide new liquidity and to substantially decrease liabilities under these facilities through the issuance of new equity.
In addition, as of the petition date, Seadrill was committed to $1.1 billion in aggregate lease obligations under the arrangements for SFL rigs. As these lease arrangements were not considered sustainable under a new capital structure, the rejection or restructuring of these lease obligations was considered an integral part of obtaining the requisite level of creditor approval in support of the Plan.
Following Seadrill’s previous restructuring on July 2, 2018, NSNCo had issued 12.0% senior secured notes due July 2025, of which $0.5 billion remained outstanding as of the petition date. Seadrill held 100% of the equity interest in NSNCo and had provided guarantees over its debt obligations. One of the key terms of the restructuring was to negotiate the release by the Noteholders of all existing guarantees and security and claims with respect to Seadrill Limited and its subsidiaries. This was likely to involve the disposal of part of Seadrill's equity interest in the NSNCo group.
Seadrill Chapter 11 Process

i.Introduction and Chapter 11 filing
Chapter 11 is the principal business reorganization chapter of the Bankruptcy Code. In addition to permitting debtor rehabilitation, chapter 11 promotes equality of treatment for creditors and similarly situated equity interest holders, subject to the priority of distributions prescribed by the Bankruptcy Code. The commencement of a chapter 11 case creates an estate that comprises all of the legal and equitable interests of the debtor as of the date the chapter 11 case is commenced. The Bankruptcy Code provides that the debtor may continue to operate its business and remain in possession of its property as a “debtor in possession.”
Following the defaults in 2020, and expiry of forbearance agreements described above, the Debtors filed voluntary petitions for reorganization under the Chapter 11 Proceedings in the Bankruptcy Court on February 7, 2021 and February 10, 2021. These filings triggered a stay on enforcement of remedies with respect to our debt obligations.
These filings excluded the NSNCo group, with Seadrill and NSNCo noteholders continuing to negotiate a refinancing outside of bankruptcy.
ii. Plan of Reorganization
Consummating a chapter 11 plan is the principal objective of a chapter 11 case. A bankruptcy court’s confirmation of a plan binds the debtor, any person acquiring property under the plan, any creditor or equity interest holder of the debtor, and any other entity as may be ordered by the bankruptcy court. Subject to certain limited exceptions, the order issued by a bankruptcy court confirming a plan provides for the treatment of the debtor’s liabilities in accordance with the terms of the confirmed plan.
On July 23, 2021, the Company entered into a Plan Support and Lock-Up Agreement (the “Plan Support Agreement”) with the Company, the Company Parties, certain Holders of Claims under the Company’s Credit Agreements, and Hemen. On July 24, 2021, the Company filed the first versions of the Joint Chapter 11 Plan of Reorganization and Disclosure Statement. On August 31, 2021, the Company filed the First Amended Plan of Reorganization and the First Amended Disclosure Statement (the “Disclosure Statement”) and on September 2, 2021, the Court approved the First Amended Disclosure Statement (as Modified) and the solicitation of the Plan of Reorganization. On October 11, 2021, the Company’s creditor classes voted to accept the plan of reorganization. On October 26, 2021, Seadrill’s Plan of Reorganization was confirmed by the U.S. Bankruptcy Court for the Southern District of Texas.
iii. Amendment to terms of existing facilities
As of the Petition Date, the Debtors were liable for approximately $6.2 billion in aggregate funded debt obligations. These obligations included $5.7 billion due under 12 Prepetition Credit Facilities (silos) and $0.5 billion due under the NSNCo Secured Notes. Seadrill Limited was a guarantor under all 12 Prepetition Credit Facilities and the Notes. The facilities were secured by, among other things, (a) a first priority, perfected mortgage in one or more of the Debtors’ drilling rigs, (b) guarantees from the applicable rig-owning entities and intra-group charterers. No financial institution possessed a blanket lien over the Debtors’ entire fleet. Instead, the Prepetition Credit Facilities were secured by non-overlapping subsets of the Debtors’ rigs.
The Plan, among other things, provided that holders of Allowed Credit Agreement Claims would (a) receive $683 million (adjusted for AOD cash out option) of take-back debt (amortizing beginning in March 2023, with a maturity date of December 2026 and margin of LIBOR + 5% cash-pay + 7.5% PIYC) whereby Seadrill either pays the PIYC interest in cash or the equivalent amount is capitalized as principal outstanding (dependent on certain conditions set out in the facility agreement) and (b) be entitled to participate in a $300 million new-money raise under the New First Lien Facility, and (c) receive 83 percent of equity in Reorganized Seadrill, subject to dilution by the Management Incentive Plan and the Convertible Bond Equity, on account of their Allowed Credit Agreement Claims, and 16.75 percent of equity in Reorganized Seadrill if such holders elected to participate in the Rights Offering (including the Backstop Parties).
iv. Rights offering and backstop of new $300m facility
In bankruptcy, a rights offering allows a debtor to offer creditors or equity security holders the right to purchase equity in the post-emergence company. In a rights offering, debtors grant subscription rights to a class (or classes) of creditors (or equity holders) in conjunction with the chapter 11 plan of reorganization. Rights offerings function as a source of exit financing, allowing debtors to raise capital to fund emergence costs and plan distributions, or to ensure that the company has sufficient liquidity post-emergence in a de-leveraged capital structure. Nearly all rights offerings are fully backstopped pursuant to agreements between the backstop party (or parties) and the debtors. Under a backstop agreement, backstop parties commit to purchase a certain amount of securities offered under the plan and to purchase additional securities if the issuance is under-subscribed, receiving additional securities in exchange for their agreement to backstop a rights offering.
Holders of the Subscription Rights, which include the Backstop Parties, received the right to lend up to $300 million under the New First Lien Facility in accordance with and pursuant to the Plan, the Rights Offering Procedures, the Backstop Commitment Letter, and the New Credit Facility Term Sheet. Rights Offering Participants also received, in consideration for their participation in the Rights Offering, 12.5% (the “Rights Offering Percentage”) of the issued and outstanding New Seadrill Common Shares as of the Effective Date (subject to dilution by the Management Incentive Plan and the Convertible Bond Equity). The New First Lien facility is structured as (i) $175 million term loan and (ii) $125 million revolving credit facility (RCF). The term loan facility bears interest at a margin of 7% per annum plus a compounded risk-free rate (and any applicable credit adjustment spread). The RCF bears interest at a margin of 7% per annum plus a compounded risk-free rate (and any applicable credit adjustment spread), and a commitment fee of 2.8% per annum is payable in respect to any undrawn portion of the RCF commitment.
As consideration for the Backstop Commitment of each Backstop Party, the Backstop Parties were issued the number of New Seadrill Common Shares equal to the sum of: (i) 12.50% minus the Rights Offering Percentage (if under-subscribed) plus (ii) 4.25% multiplied by the total number of New Seadrill Common Shares issued and outstanding on the Effective Date (subject to dilution by the MIP and the Convertible Bond Equity) (the “Equity Commitment Premium”, and together with the foregoing clause, the “Backstop Participation Equity”); and (b) the Debtors paid in cash to the Backstop Parties a premium (the “Commitment Premium”) equal to 7.50% of the $300 million in total commitments under the New First Lien Facility.
As at the Effective Date, the outstanding external debt is repayable as set out in the table below:

(In $ millions)	2022	2023	2024	2025	2026 and thereafter	Total
Total Debt Repayments (a)	0	40	40	40	788	908
(a) The repayment schedule is net of fees and assumes that all interest is paid in cash as opposed to any capitalized pay-if-you-can interest, as further outlined in the existing facility section above.
v. Hemen $50m convertible bond
$50 million convertible bonds with margin of LIBOR + 6% cash-pay and maturity date of March 2028 were issued to Hemen at par upon emergence. The bonds are convertible into the Conversion Shares in an amount equal to 5% of the fully-diluted ordinary shares. The principal amount of the Bonds is convertible (in full not part) into the Conversion Shares at the option of the Lender at any time during the Conversion Period, being the period from the earlier of (i) the date on which the Issuer’s ordinary shares are listed and begin trading on the NYSE and (ii) the date on which the Issuer’s ordinary shares are listed and begin trading on the OSE, Shares at the option of the Lender at any time during the Conversion Period.
vi. Emergence and new Seadrill equity allocation table
Seadrill met the requirements of the plan of reorganization and emerged from Chapter 11 on February 22, 2022. Companies emerging from chapter 11 qualify for fresh-start reporting if two conditions are met: (1) the reorganization value of the entity’s assets is less than the total of all claims and post-petition liabilities; and (2) the holders of pre-confirmation voting shares will receive less than 50 percent of the voting shares upon emergence. Upon emergence from the Chapter 11 Proceedings, we expect to meet the requirements and will apply fresh start accounting to our financial statements in accordance with the provision set forth in ASC852. Entities that adopt fresh-start reporting must assign the reorganization value to the entity’s assets and liabilities in accordance with procedures specified in ASC 805. The guidance defines reorganization value as the value attributed to the reconstituted entity, as well as the expected net realizable value of those assets that will be disposed of before reconstitution occurs. Therefore, this value is viewed as the value of the entity before considering liabilities and it approximates the amount a willing buyer would pay for the assets of the entity immediately after the restructuring.
Under the Plan and prior to any equity dilution on conversion of the convertible bond, the Company issued 83.00% of the Company’s equity to Class 4 Credit Agreement Claimants, 12.50% to the Rights Offering Participants, 4.25% to the Backstop Parties through the Equity Commitment Premium, and the remaining 0.25% to Class 9 predecessor shareholders.
The breakout shown below shows the equity allocation before and after the conversion of the convertible bond.

Recipient of Shares	Number of shares	% allocation	Equity dilution on conversion of convertible bond
Allocation to predecessor senior secured lenders	41,499,999	83.00%	78.85%
Allocation to new money lenders - holders of subscription rights	6,250,001	12.50%	11.87%
Allocation to new money lenders - backstop parties	2,125,000	4.25%	4.04%
Allocation to predecessor shareholders	124,998	0.25%	0.24%
Allocation to convertible bondholder	—	—%	5.00%
Total shares issued on emergence	49,999,998	100.00%	100.00%

NSNCo Restructuring

i Introduction
As part of Seadrill’s wider process, NSNCo, the holding company for investments in SeaMex, Seabras Sapura, and Archer, concluded a separate restructuring process on January 20, 2022. The restructuring was achieved using a pre-packaged chapter 11 process and had the following major impacts:
1.Holders of the senior secured notes issued by NSNCo released Seadrill from all guarantees and securities previously provided by Seadrill in respect of the notes;
2.Seadrill sells 65% of its equity interest in NSNCo to the holders of NSNCo senior secured notes. Seadrill's equity interest thereby decreasing to 35%; and
3.Reinstatement in full of the notes on amended terms.
Related to the NSNCo restructuring, the noteholders also financed a restructuring of the bank debt of the SeaMex joint venture. This enabled NSNCo to subsequently acquire a 100% equity interest in the SeaMex joint venture by way of a credit bid, which was executed on November 2, 2021.
As Seadrill lost its controlling interest in NSNCo through the sale of 65% of its equity interest on January 20, 2022 (the date the bankruptcy court heard the filing for NSNCo's prepackaged Chapter 11), we have presented the results of NSNCo, including the consolidated results of SeaMex from November 2021 onwards, as discontinued operations in Seadrill’s financial statements for the period ended December 31, 2021. NSNCo’s assets and liabilities have similarly been classified as held-for-sale in Seadrill’s December 2021 balance sheet. All periods presented have been recast for this change.
ii. Purchase of SeaMex by NSNCo through credit bid
Credit bidding is a mechanism, whereby a secured creditor can ‘bid’ the amount of its secured debt, as consideration for the purchase of the assets over which it holds security. In effect, it allows the secured creditor to offset the secured debt as payment for the assets and to take ownership of those assets without having to pay any cash for the purchase.
On June 18, 2021, John C. McKenna of Finance & Risk Services Ltd and Simon Appell of AlixPartners UK LLP were appointed as joint provisional liquidators (the “JPLs”) over SeaMex by an order of the Supreme Court of Bermuda. Further, the joint venture agreement governing the SeaMex joint venture between one of NSNCo’s subsidiaries, Seadrill JU Newco Bermuda Ltd., and an investment fund controlled by Fintech was terminated with immediate effect.
On July 2, 2021, a restructuring support agreement ("RSA") was reached with the NSNCo Noteholders with regards to a comprehensive restructuring of the debt facility. A key step in the RSA was the sale of the assets of SeaMex out of provisional liquidation to a newly incorporated wholly owned subsidiary of NSNCo under a share purchase agreement. On November 2, 2022, the sale of assets of SeaMex to a subsidiary of NSNCo was completed.
Management determined that the Transaction qualified as a business combination under ASC 805 because (i) SeaMex as the acquiree met the definition of a business and (ii) NSNCo as the acquirer obtained control of SeaMex. As a result, the acquisition method was applied, and the identifiable assets acquired and liabilities assumed were recognized at fair value on the acquisition date. The consideration of the business combination was determined to be $0.4 billion, which is based on the value of various forms of debt instruments that were forgiven and were owed to NSNCo. The fair value of the net assets acquired equaled the amount of the purchase consideration and no amount was ascribed to goodwill nor bargain purchase. A gain was recognized in discontinued operations in connection with the step acquisition of SeaMex by NSNCo and relates primarily to the reversal of previously established expected credit loss allowances against loans previously advanced by the NSNCo Group to the SeaMex joint venture. The book value of the equity method investment was nil prior to the acquisition date.
We assessed whether SeaMex qualified as held-for-sale upon the acquisition. SeaMex, being a subsidiary of NSNCo, also meets the HFS criteria on the acquisition date and will be reported in discontinued operations as of December 31, 2021 measured at its carrying value, as it is less than the fair value less cost to sell.
iii. NSNCo Sale
NSNCo filed a pre-packaged bankruptcy that was heard on January 12, 2022 in a separate petition filing from Seadrill in the U.S. Bankruptcy Court for the Southern District of Texas. On January 20, 2022, NSNCo emerged from bankruptcy, having implemented the terms of the RSA described above.
On a Seadrill consolidated group basis, the assets, liabilities, and equity of NSNCo will be derecognized as at the date of sale, when control is lost, on January 20, 2022 (the date the court heard the filing for the pre-packaged bankruptcy), with any gain or loss on disposal being recognized. Upon NSNCo’s emergence date, Seadrill will retain a 35% interest in NSNCo, which will be recognized as an equity method investment.
Management determined that it meets the criteria for being held-for-sale (“HFS”) as of December 31, 2021 and represent a strategic-shift resulting in discontinued operations reporting on Seadrill’s financial statements for reporting on the Form 20-F.
Renegotiation of leases with SFL
SFL is a company that owns and charters shipping vessels in the tanker, bulker, container and offshore segments. Since 2013, Seadrill had entered into sale and leaseback arrangements with certain subsidiaries of SFL (SFL Hercules Ltd., SFL Deepwater Ltd. and SFL Linus Ltd. Under those arrangements, the semi-submersible rigs West Taurus and West Hercules and the jack-up rig West Linus were leased to certain fully owned Seadrill entities under long term charter agreements (collectively, the “Prepetition SFL Charters”).
The original charters had been accounted for as failed sale leasebacks due to contractual call options and purchase obligations, resulting in the rigs being kept on balance sheet. As they were treated as financing transactions, this resulted in the recognition of financial liabilities to SFL held at fair value on initial recognition (upon deconsolidation of the ship finance VIEs in 2020). The Chapter 11 Proceedings afforded Seadrill the option to reject or amend the leases.
Shortly after the Petition Date, the Debtors sought court authority to reject the Prepetition Taurus Charter and abandon certain related personal property. On March 9, 2021, the West Taurus lease rejection motion was approved by the Bankruptcy Court, and the rig was redelivered to SFL in April 2021, in accordance with the West Taurus settlement agreement. The lease termination led to a remeasurement of the outstanding amounts due to SFL held within liabilities subject to compromise to claim value, resulting in a $186 million loss within "Reorganization items, net" on the Consolidated Statement of Operations in 2021.
On August 27, 2021, the Bankruptcy Court of the Southern District of Texas entered an approval order for an amendment to the original SFL Hercules Charter, whereby Seadrill would pay a lower charter hire and whereby the expiry of the SFL Charter would mirror the completion of work under the Equinor (Canada) Contract in October 2022 (subject to extension, if Equinor exercises certain options rights). The amended charter is accounted for as an operating lease, resulting in the recognition of a ROU asset and an associated lease liability. The removal of the call options and purchase obligations meant that sale recognition was no longer precluded. The rig asset and finance liability to SFL were derecognized in 2021, resulting in a $10 million non-cash gain within "Reorganization items, net" on the Consolidated Statement of Operations in 2021.
On February 18, 2022, Seadrill signed a transition agreement with SFL pursuant to which the West Linus rig will be redelivered to SFL upon assignment of the ConocoPhillips drilling contract to SFL. The interim transition bareboat agreement with SFL will see Seadrill continuing to operate the West Linus until the rig is handed back to SFL and a new Manager, Odfjell, for a period of time estimated to last approximately 6 to 9 months from Seadrill’s emergence. The amendment charter no longer contains a purchase obligation and will therefore result in the derecognition of the rig asset of $175 million and liability of $158 million at emergence from Chapter 11 on February 22, 2022. The interim transition bareboat agreement will be accounted for as a short-term operating lease.
Detailed timeline
We have provided a detailed timeline covering the core events of the restructuring process below.
September 2020 - We did not pay interest on our secured credit facilities, which constituted an event of default. This triggered cross-default covenants for the senior secured notes, guarantee facility agreement and leasing agreements in respect of the West Hercules, West Linus and West Taurus. As a result, we entered into forbearance agreements with certain creditors in respect of our senior secured credit facility agreements, senior secured notes, and guarantee facility agreement.
December 2020 - After triggering an additional event of default through not paying interest on our secured credit facilities, we entered into a forbearance agreement with certain creditors. Pursuant to this agreement, the consenting creditors had agreed not to act until January 29, 2021 in respect of certain events of default that may have arisen under nine of our twelve senior secured credit facility agreements, as a result of the group not making certain interest payments.
January 2021 - We did not make the semi-annual cash interest payment due on our senior secured notes.
February 7, 2021 and February 10, 2021 - Seadrill Limited and the majority of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas.
March 2021 - The West Taurus lease rejection motion was approved by the Bankruptcy Court.
April 2021 – The West Taurus rig was redelivered to SFL
June 2021 – John C. McKenna of Finance & Risk Services Ltd and Simon Appell of AlixPartners UK LLP were appointed as joint provisional liquidators over SeaMex by an order of the Supreme Court of Bermuda to maximize value for creditors and other stakeholders.
July 2, 2021 – A restructuring support agreement was reached with the NSNCo Noteholders with regards to a comprehensive restructuring of the debt facility.
July 9, 2021 - NSNCo concluded a solicitation process 80% of the principal noteholders approving amendments to the indenture governing the Notes.
July 23, 2021 - The Company entered into a Plan Support and Lock-Up Agreement with the Company, the Company Parties, certain Holders of Claims under the Company’s Credit Agreements, and Hemen.
July 24, 2021 - The Company filed the first versions of the Joint Chapter 11 Plan of Reorganization and Disclosure Statement.
August 27, 2021 - The Bankruptcy Court of the Southern District of Texas entered an approval order for an amendment to the original SFL Hercules Charter.
August 31, 2021 - The Company filed the First Amended Plan of Reorganization and the First Amended Disclosure Statement (the “Disclosure Statement”).
September 2, 2021 - The Court approved the First Amended Disclosure Statement and the solicitation of the Plan of Reorganization.
October 11, 2021 - The Company’s creditor classes voted to accept a court confirmed plan.
October 26, 2021 - Seadrill’s Plan of Reorganization was confirmed by the U.S. Bankruptcy Court for the Southern District of Texas.
November 2, 2021 – The sale of SeaMex to a subsidiary of NSNCo was completed.
Subsequent Events
January 11, 2022 – NSNCo filed for a pre-packaged bankruptcy in a separate petition filing from Seadrill in the U.S. Bankruptcy Court for the Southern District of Texas.
January 20, 2022 – Sale of 65% of NSNCo following emergence from its pre-packaged chapter 11 process.
February 18, 2022 - Seadrill signed a short-term transition agreement with SFL, whereby Seadrill will continue to operate the West Linus until the rig is handed back to SFL.
February 22, 2022 - Seadrill concluded its comprehensive restructuring process and emerged from Chapter 11 bankruptcy protection.
Other matters
i.Liabilities subject to compromise
Liabilities subject to compromise distinguish pre-petition liabilities which may be affected by the Chapter 11 proceedings from those that will not. The liabilities held as subject to compromise are disclosed on a separate line on the consolidated balance sheet.
Liabilities subject to compromise, as presented on the Consolidated Balance Sheet as at December 31, 2021, include the following:

(In $ millions)	December 31, 2021
Senior under-secured external debt	5,662
Accounts payable and other liabilities	36
Accrued interest on external debt	34
Amount due to related party	503
Liabilities subject to compromise	6,235
ii. Interest expense
The Debtors have discontinued recording interest on the under-secured debt facilities from the Petition Date, in line with the guidance of ASC 852-10, Reorganizations. Contractual interest on liabilities subject to compromise not reflected in the Consolidated Statement of Operations was $298 million. Interest continued to be recognized on the Notes in 2021 as NSNCo did not file for chapter 11 until January 2022. Refer to Note 10 – Interest expense to the Consolidated Financial Statements included herein for more information regarding interest expense.
iii. Reorganization items, net
Incremental costs incurred directly as a result of the bankruptcy filing and any gains or losses on adjustment to the expected allowed claim value under the plan of reorganization are classified as "Reorganization items, net" in the Consolidated Statement of Operations. The following table summarizes the reorganization items recognized in the year ended December 31, 2021:

(In $ millions)	Year ended December 31, 2021
Advisory and professional fees after filing	(127)
Remeasurement of terminated lease to allowed claim	(186)
Interest income on surplus cash	3
Total reorganization items, net	(310)
iv. Condensed Combined Debtors Financial Statements
When one or more entities in the consolidated group are in bankruptcy and one or more entities in the consolidated group are not in bankruptcy, the reporting entity is required to disclose the condensed combined financial statements of only the entities in bankruptcy (“debtor in possession” or “DIP”).
The reclassification of the NSNCo group to discontinued operations has resulted in the continuing operations elements of Seadrill's financial statements being aligned to the combined financial statements of only the entities in bankruptcy, aside from the exceptions noted below. Separately presented DIP results would include:
•a $24 million reduction in current restricted cash, to $136 million, and an $8 million reduction in unrestricted cash, to $304 million, due to cash held by entities not in bankruptcy;
•the recognition of current and non-current intra-group receivables due to DIP from entities not in bankruptcy of $21 million and $9 million respectively;
•additional intra-group liabilities subject to compromise of $8 million owed by DIP to entities not in bankruptcy; and
•an additional $4 million net cash outflows from changes in the above assets.
As such, we have not separately presented Condensed Combined Financial Statements of the entities that filed for bankruptcy.